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                                                                 EXHIBIT - 10.32

                                AMENDMENT NO. 2

     This Amendment No. 2 (the "AMENDMENT") is made as of the 1st day of April, 1998 (the EFFECTIVE DATE") by and between TeleHub Communications Corp. ("CUSTOMER") and WorldCom Network Services, Inc. d/b/a WilTel ("WILTEL"), to those certain Program Enrollment Terms ("PET") to that certain TRANSCEND Telecommunications Services Agreement (TSA#TCC-970714) made by and between Customer and WilTel dated on or about August 22, 1997 (the "TSA"). The parties acknowledge that they previously executed that certain Amendment No. 1 dated on or about November 19, 1997. The parties further acknowledge that as of the Effective Date Amendment No. 1 shall be deleted in its entirety. In the event of any conflict between the terms of the TSA, the PET or the Service Schedule and the terms of this Amendment No. 2, the terms of this Amendment No. 2 shall control. The TSA (along with the PET and the Service Schedule) and this Amendment No. 2 shall collectively be referred to as the "AGREEMENT".

     The parties agree for good and valuable consideration, intending legally to be bound, as follows:

A. SERVICE TERM. Commencing with the Effective Date of this Amendment, the parties agree to delete Subsection 1(B) of the PET in its entirety.

B. SPECIAL TRANSPORT RATE. Commencing with the Effective Date, the parties agree to substitute Subsection 2(A)(2) of the PET to read in its entirety as follows:

     (2) The Tier Charges for SWITCHED ACCESS Service and DEDICATED ACCESS Service calls (regardless of jurisdiction or time of day) within the continental United States are shown below. With respect to SWITCHED ACCESS Service and DEDICATED ACCESS Service calls within the continental United States, the Domestic Transport Charge will be comprised of an originating Tier Charge and a terminating Tier Charge.


                         Tier A    [*]
                         Tier B    [*]
                         Tier C    [*]

          Example: Assume a call originates in a Tier A LATA terminates in a Tier B LATA. The Transport Charge will be [*] comprised of the originating Tier Charge [*] and the terminating Tier Charge [*].

C. DISCOUNTS. The parties agree to substitute Section 3 of the PET to read in its entirety as follows:

     (A) For purposes of this Agreement, Customer's "MONTHLY REVENUE" will be comprised of Customer's gross (i.e., prior to the application of any discounts) (i) Transport Charges (i.e., Domestic Non-Mainland and International); (ii) LEC charges; (iii) Directory Assistance surcharges; and (iv) TRAVEL CARD Service charges. Customer's Monthly Revenue Level will not include any monthly recurring private line interexchange service charges, pro rata charges, ancillary or special feature charges such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as switched service charges specifically mentioned in this Subsection (A).


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     (B)  Commencing with the Effective Date and continuing through the end of the Service Term (including any extensions thereto), subject to Subsection 4(A) of the PET [as set forth in Paragraph D of this Amendment], Customer will receive the applicable discount percentage (the "Discount") shown in Subsection's (C) and (D) below. The Discount will only be applied to Customer's Domestic Transport Charges as described in Subsection 3(A) above and Customer's Non-Mainland Transport Charges to Non-Mainland locations (excluding Canada).

     (C) DISCOUNT SCHEDULE - TERMINATION Service. 800 ORIGINATION Service. SWITCHED ACCESS Service and DEDICATED ACCESS Service to Non-Mainland locations only (excluding Canada): [*].

     (D) DISCOUNT SCHEDULE - SWITCHED ACCESS Service and DEDICATED ACCESS Service (1 + and 800) within the continental United States:
          [*].

     (E) During the Service Term of the Agreement, accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to those charges as described in Subsection 4(B) above for the preceding month (the "Discount Period"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

     (F) Each Discount will result in the application of a credit obtained during the Discount Period to the WilTel invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall result in no credit for the Discount Period in question.

D. CUSTOMER'S COMMITMENT. The parties agree to substitute Section 4 of the PET to read in its entirety as follows:

     4.   CUSTOMER'S COMMITMENT/DEFICIENCY CHARGE:

          (A) Commencing with the first day of the [*] month following the Effective Date and continuing for a period of [*] months thereafter (the "FIRST CHECKPOINT PERIOD"), Customer agrees, to maintain Monthly Revenue as defined in Subsection 3(A) above of at least [*] ("CUSTOMER'S FIRST CHECKPOINT AMOUNT"). Commencing with the first day of the [*] month following the Effective Date and continuing for a period of [*] months thereafter (the "SECOND CHECKPOINT PERIOD"), Customer agrees to maintain Monthly Revenue of at least [*] ("CUSTOMER'S SECOND CHECKPOINT AMOUNT"). Commencing with the first day of the [*] month following the Effective Date and continuing for a period of [*] months thereafter (the "THIRD CHECKPOINT PERIOD"), Customer agrees to maintain Monthly Revenue of at least [*] ("CUSTOMER'S THIRD CHECKPOINT AMOUNT"). The First Checkpoint Period, the Second Checkpoint Period and the Third Checkpoint Period are collectively referred to as the "CHECKPOINT PERIODS". In the event Customer does not maintain Customer's First Checkpoint Amount, Customer's Second Checkpoint Amount or Customer's Third Checkpoint Amount, whichever is applicable, in any month during the applicable Checkpoint Period, then for the remainder of the months in the Checkpoint


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     Periods, Customer's Discount will be determined under the Discount
     Schedules described below based on Customer's actual Monthly Revenue Level for such month(s) which Discount will only be applied to Customer's Domestic Transport Charges as described in Subsection 3(A) above and Customer's Non-Mainland Transport Charges to Non-Mainland locations (excluding Canada).

          (i) DISCOUNT SCHEDULE - TERMINATION Service, 800 ORIGINATION Service, SWITCHED ACCESS Service and DEDICATED ACCESS Service to Non-Mainland locations only (excluding Canada):


               Monthly Revenue Level           Discount
               ---------------------           --------
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]

          (ii) DISCOUNT SCHEDULE - SWITCHED ACCESS Service and DEDICATED ACCESS Service (1+ and 800) within the continental United States:


               Monthly Revenue Level           Discount
               ---------------------           --------
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]
                        [*]                       [*]


     (B) Commencing with the first day of the [*] month following the Effective Date and continuing through the end of the Service Term (including any extensions thereto) (the "COMMITMENT PERIOD"), subject to Subsection (C) below, Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue of at least [*] ("CUSTOMER'S COMMITMENT"). In the event Customer does not maintain Customer's Commitment in any month during the Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between Customer's Commitment and Customer's actual Monthly Revenue for such month(s) (the "DEFICIENCY CHARGE"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Commitment for the unexpired portion of the Service Term, if (i) Customer cancels all circuits comprising all Service Interconnections as described in the Service Schedule, or (ii) WilTel terminates this Agreement based on Customer's default.


     (C) Provided Customer's cumulative Monthly Revenue from WilTel under this Agreement commencing with the Effective Date is at least [*] (i.e., in the aggregate), Customer may elect to terminate Customer's Commitment described in Subsection 4(B) above by providing WilTel written notice ("CUSTOMER NOTICE"). In such


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     event, commencing with the first day of the first full month following at least thirty (30) days after WilTel receives the Customer Notice (the "COMMITMENT TERMINATION DATE"), (i) Customer's Commitment shall terminate and will no longer be in force or effect, and (ii) for the remainder of the Service Term Customer's Discount will determined under the Discount Schedules described below:

          (i) DISCOUNT SCHEDULE - TERMINATION Service, 800 ORIGINATION Service, SWITCHED ACCESS Service and DEDICATED ACCESS Service to Non-Mainland locations only (excluding Canada):


               Monthly Revenue Level           Discount
               ---------------------           --------
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]

          (ii) DISCOUNT SCHEDULE - SWITCHED ACCESS Service and DEDICATED ACCESS Service (1+ and 800) within the continental United States:

               Monthly Revenue Level           Discount
               ---------------------           --------
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]
                        [*]                      [*]

     (D) Notwithstanding anything to the contrary contained in Subsection (B) above, in the event (Customer notifies WilTel in writing that it is unable to satisfy Customer's Commitment solely due to the transfer of a portion of its switched traffic to its owned network, the parties agree to reduce Customer's Commitment to [*] for the remainder of the Service Term. Provided, however, in such event, Customer agrees to purchase at least [*] of its off-net switched traffic (i.e., switched traffic that is not carried over Customer's owned network) from WilTel which traffic will be provisioned and maintained by WilTel under the terms of this Agreement. Upon request, Customer agrees to provide reasonable documentation substantiating Customer's inability to satisfy Customer's Commitment as described herein.

E. SERVICE INTERCONNECTIONS. The parties agree to substitute Subsection 3(g) of the Service Schedule to read in its entirety as follows:

     (g) Commencing with the fourth full calendar month following Start of Service for each circuit comprising a Service Interconnection and thereafter, Customer will maintain an average loading of traffic per DS-1 (or DS-1 equivalent circuit) of not less than [*] per calendar month/billing period ("MINIMUM MONTHLY USAGE"). In the event Customer's actual average

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     loading of traffic per DS-1 is less than Customer's Minimum Monthly Usage,
     WilTel will charge and Customer will pay the difference between Customer's Minimum Monthly Usage and Customer's actual average loading of traffic per DS-1 ("MINIMUM USAGE CHARGE"). The charges for WilTel TERMINATION Service and 800 ORIGINATION Service carried over the same Service Interconnection, if any, shall be included in determining if Customer has met the Minimum Monthly Usage requirement.

F. ACCOUNTING CODES. WilTel agrees to waive the monthly recurring charge of [*] for every billed telephone number (BTN) requested by Customer, whether verified or non-verified, as described in Section 14 of the Service Schedule.

G. INACTIVE ANIS. The parties agree to substitute the next to last sentence of the TSA to read in its entire as follows:

     Further, any ANI requested by Customer for Switched Service may be deactivated by WilTel if no Switched Service billings relevant thereto are generated in any six (6) consecutive calendar month/billing periods.

H. OTHER PROVISIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement, including without limitation, Customer's Commitment, if any, will remain in full force and effect throughout the Service Term and any extensions thereof.

     IN WITNESS WHEREOF the parties have entered into this Amendment No. 2 on the date first written above.


WORLDCOM NETWORK SERVICES INC.               TELEHUB COMMUNICATIONS CORP.
d/b/a WilTel

By:                                          By:
   ----------------------------                 --------------------------------

Print Name:                                  Print Name:
           --------------------                         ------------------------

Title:                                       Title:
      -------------------------                   ------------------------------






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